Exhibit 10.3
THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of June ___, 2007, by and among P.H. GLATFELTER COMPANY, a Pennsylvania corporation (the “Company”), each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the BANKS (as defined under the Credit Agreement) parties hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the “Agent”).
WITNESSETH:
     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of April 3, 2006, as amended by that First Amendment thereto dated April 25, 2006 and that Second Amendment thereto dated December 22, 2006 (as so amended, the “Credit Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows (Defined terms used herein unless otherwise amended or defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.):
1. Amendment to Section 1.1 [Definitions] of the Credit Agreement.
     (A) Existing Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:
     “Permitted EBITDA Add Backs shall mean the following charges, in each case to the extent such charges are deducted in the computation of net income of the Loan Parties in their computation of EBITDA during the period specified, with appropriate adjustments for the tax effects of such add-backs:
     (a) Certain Shut-Down, Transfer and Integration Charges Incurred after January 1, 2006 and before March 31, 2007. The following cash or non cash charges incurred after January 1, 2006 and before March 31, 2007 subject to the proviso below: charges related to the shut-down of the Neenah, WI, production facility, the transfer of production from the Neenah facility to assets acquired in the Financed Domestic Acquisition, and the integration costs for the Financed Domestic Acquisition, provided that (1) the total amount of such charges which may be so added back to net income may not exceed $80,000,000 over the term of this Agreement, and (2) the total amount of such cash charges which may be so added back to net income may not exceed $40,000,000.
     (b) Fox River, Wisconsin, Environmental Remediation:
          (i) Fox River OU1-2—QE March 31, 2007. The charge in the amount of $6,000,000 incurred by the Loan Parties during the fiscal quarter ended March 31, 2007 in connection with their environmental remediation at the Fox River, Wisconsin, OU1-2.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
          (ii) Fox River OU3-5—After March 31, 2007. Charges incurred by the Loan Parties after March 31, 2007 in connection with their environmental remediation, natural resource damages or reimbursement of the EPA for incurred costs at the Fox River, Wisconsin OU3-5, provided that the total amount of such charges incurred during the term of this Agreement may not exceed $[************].
     (c) Lydney Mill, UK, Integration Charges—FY 2007. Charges incurred by the Loan Parties in 2007 related to the integration costs for the Lydney Mill, Gloucestershire, UK, facility provided that the total amount of such charges may not exceed $4,000,000.
     (d) Chillicothe/Freemont, Ohio, Work Force Reduction. The following charges incurred by the Loan Parties prior to June 30, 2008:
          (i) cash and non-cash charges related to the severance, fixed asset write-downs and other non-recurring expenses related to any reduction in work force, in each case at the Chillicothe and Freemont, Ohio facilities, provided that the total amount of all of the foregoing charges may not exceed $10,000,000, and
          (ii) non-cash pension charges related to the reduction in work force described in clause (d)(i) above.
     (B) New Definitions. The following new definitions are hereby added to Section 1.1 in alphabetical order:
     “Fox River OU3-5 Environmental Charges Event” shall mean the date on which both the following events shall have occurred:
          (A) the Loan Parties incur any charge described in clause (b)(ii) of the definition of “Permitted EBITDA Add Backs” related to the Fox River, Wisconsin, OU3-5 (if the Loan Parties incur more than one such charge, this clause (A) refers only to the first such charge), and
          (B) the Loan Parties incur Indebtedness to finance the payment of the charge referred to in clause (A) of this definition (if the Loan Parties incur Indebtedness on more than one occasion to finance such payment, this clause (B) refers only to the first such incurrence).
     “Fox River OU3-5 Related Debt shall mean the amount of Indebtedness referred to in clause (B) of the definition of Fox River OU3-5 Environmental Charges Event.
2. Amendment of Section 8.2.3 [Guaranties].
     Section 8.2.3 [Guaranties] of the Credit Agreement is hereby amended and restated to read as follows:
     “8.2.3 Guaranties.
     Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for Guaranties of Indebtedness of the Loan Parties and their Subsidiaries permitted hereunder.”
3. Amendment of Section 8.2.16 [Maximum Leverage Ratio].
     Section 8.2.16 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated to read as follows:
     “8.2.16 Maximum Leverage Ratio.
     The Borrowers shall not permit the Leverage Ratio, measured as of the end of each fiscal quarter to exceed the ratio (the “Applicable Leverage Ratio”) set forth in the grid below as of any fiscal quarter ending during the periods specified in such grid; subject to the sentence immediately following such grid.

Period	Ratio
Closing Date through 3/31/07	3.75 to 1.00
6/30/07	4.00 to 1.00
9/30/07 through 3/31/08	3.75 to 1.00
6/30/08 and thereafter	3.50 to 1.00
Notwithstanding the foregoing, if a Fox River OU3-5 Environmental Charges Event shall occur, then the Applicable Leverage Ratio (determined by the grid above) shall be increased by the amount specified in the table below based on the amount of the Fox River OU3-5 Related Debt on the date of such Fox River OU3-5 Environmental Charges Event. Such increase shall apply to the end quarter in which such Fox River OU3-5 Environmental Charges Event occurs and for the end of each of the five (5) quarters thereafter:

Increase in the Applicable
Amount of Fox River OU3-5 Related Debt	Leverage Ratio
$[*********] to $[*********]	.05 to 1.00
$[*********] to $[*********]	.10 to 1.00
$[*********] to $[*********]	.15 to 1.00
$[*********] to $[*********]	.20 to 1.00
$[*********] to $[*********]	.25 to 1.00
(For example: If the Applicable Leverage Ratio would otherwise be 3.75 to 1.00, a Fox River OU3-5 Environmental Charges Event shall occur and the Loan Parties have incurred $[*********]of Fox River OU3-5 Related Debt on the date of such event, the Applicable Leverage Ratio would be increased to 3.95 to 1.00 (3.75 + .20 = 3.95) for the end of the current quarter and the end of the following 5 quarters.)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
4. Amendment of Section 8.2.17 [Minimum Interest Coverage Ratio ].
     Section 8.2.17 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended and restated to read as follows:
     “8.2.17 Minimum Interest Coverage Ratio.
     The Borrowers shall not permit the ratio (the “Interest Coverage Ratio”) of Consolidated Adjusted EBITDA to consolidated interest expense (excluding Timber Installment Sale Interest Expense) of the Borrowers and their Subsidiaries, measured as of the end of each fiscal quarter, for the four (4) fiscal quarters then ended, to be less than 3.50 to 1.00, provided, however, that if a Fox River OU3-5 Environmental Charges Event shall occur, then the Interest Coverage Ratio shall be decreased by the amount specified in the table below based on the amount of the Fox River OU3-5 Related Debt on the date of such Fox River OU3-5 Environmental Charges Event. Such decrease shall apply to the end quarter in which such Fox River OU3-5 Environmental Charges Event occurs and for the end of each of the five (5) quarters thereafter:

Decrease in the Interest
Amount of Fox River OU3-5 Related Debt	Coverage Ratio
$[*********] to $[*********]	.05 to 1.00
$[*********] to $[*********]	.10 to 1.00
$[*********] to $[*********]	.15 to 1.00
$[*********] to $[*********]	.20 to 1.00
$[*********] to $[*********]	.25 to 1.00
(For example: If a Fox River OU3-5 Environmental Charges Event shall occur and the Loan Parties have incurred $[*********]of Fox River OU3-5 Related Debt on the date of such event, the Interest Coverage Ratio would be decreased to 3.30 to 1.00 (3.50 — .20 = 3.30) for the end of the current quarter and the end of the following 5 quarters.)
5. Conditions to the Effectiveness of this Amendment.
     This Amendment shall be effective when (a) it has been signed and delivered by the Loan Parties, the Required Banks and the Agent, (b) the representations and warranties of the Loan Parties in Section 6 hereof shall be true and correct, and (c) the Borrowers have paid to the Agent the Amendment Fees referred to below and any other fees and expenses in connection herewith.
6. Amendment Fee.
     The Borrowers shall pay to the Administrative Agent for the benefit of each Bank which signs its signature page hereto and returns such signed signature page to counsel for the Administrative Agent (under directions to be provided by the Administrative Agent or such counsel) on or before 5:00 pm on June 8, 2007 a fee (the “Amendment Fee”) equal to 12.5 basis points times the sum of such Bank’s Revolving Credit Commitment plus its Term Loan Commitment. Such Amendment Fee shall be payable on the effective date of this Amendment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
7. Representations and Warranties.
     The Loan Parties hereby represent and warrant to the Agent and the Banks that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (b) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents and there exists no Event of Default or Potential Default and (c) all of the terms and conditions, provisions and covenants in the Credit Agreement, the Loan Documents and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby are in full force and effect, are hereby ratified and confirmed and remain unaltered, except as expressly modified by this Amendment. This Amendment has been duly executed by an authorized officer of each Loan Party. The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property. Each Loan Party is in good standing in its jurisdiction of organization.
8. Force and Effect.
     Each of the parties hereto reconfirms and ratifies the Credit Agreement and all other documents executed in connection therewith, and confirms that all such documents remain in full force and effect since the date of their execution, except to the extent modified by this Amendment.
9. Governing Law.
     This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
10. Counterparts.
     This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.
[SIGNATURE PAGES FOLLOW]

Exhibit 10.3
THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 1 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

BORROWERS:

P.H. GLATFELTER COMPANY

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Sr. Vice President & Chief Financial Officer

PHG TEA LEAVES, INC.

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	President

GLATFELTER GERNSBACH GMBH & CO. KG

By: Glatfelter Verwaltungsgesellschaft mbH, its General Partner

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Managing Director

GLATFELTER VERWALTUNGSGESELLSCHAFT MBH

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	Director

GLATFELTER LYDNEY, LTD.

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Director

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MOLLANVICK, INC.

By:	/s/ Donald R. Gross

Name:	Donald R. Gross
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 2 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

THE GLATFELTER PULP WOOD COMPANY

By:	/s/ David C. Elder

Name:	David C. Elder
Title:	Assistant Secretary

GLT INTERNATIONAL FINANCE, LLC

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	Treasurer

GLATFELTER HOLDINGS, LLC

By:	/s/ David C. Elder

Name:	David C. Elder
Title:	Treasurer

GLATFELTER HOLDINGS II, LLC

By:	/s/ David C. Elder

Name:	David C. Elder
Title:	Treasurer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 3 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

BANKS AND AGENT:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Brian T. Vesey

Name:	Brian T. Vesey
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 4 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ David Dodd /s/ Rianka Mohan

Name:	David Dodd Rianka Mohan
Title:	Vice President Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 5 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Philip R. Medsger

Name:	Philip R. Medsger
Title:	First Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 6 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Kellie M. Matthews

Name:	Kellie M. Matthews
Title:	Admin. Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 7 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ William C. Washburn, Jr.

Name:	William C. Washburn, Jr.
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 8 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Charles R. Dickerson

Name:	Charles R. Dickerson
Title:	Managing Director

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 9 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA

By:	/s/ Colleen Glackin

Name:	Colleen Glackin
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 10 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ Christopher D. Pannacciulli

Name:	Christopher D. Pannacciulli
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 11 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., CANADIAN BRANCH

By:	/s/ Sheryl Holmes

Name:	Sheryl Holmes
Title:	Authorized Signer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 12 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Michael J. Gillig

Name:	Michael J. Gillig
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 13 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Robert S. Taylor

Name:	Robert S. Taylor
Title:	Senior Vice President

By:	/s/ Barbara Peters

Name:	Barbara Peters
Title:	Assistant Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 14 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ Richard C. Hampson

Name:	Richard C. Hampson
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 15 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Jim Janovsky

Name:	Jim Janovsky
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
[SIGNATURE PAGE 16 OF 16 TO
THIRD AMENDMENT TO CREDIT AGREEMENT]

COBANK, ACB

By:	/s/ Michael Tousignant

Name:	Michael Tousignant
Title:	VP